AMENDMENT FOUR
TO THE
TORCHMARK CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Pursuant to Section 9.1 of the Torchmark Corporation Supplemental Executive Retirement Plan as established effective January 1, 2007 (the “Plan”), Torchmark Corporation (the “Company”) hereby amends the Plan to clarify the Company's intentions regarding application of the service adjustment as reflected in the Plan's administration since its inception, effective January 1, 2007, as follows:
Section 4.2(b) is replaced in its entirety and shall read as follows:
        (b) If the Participant is under age 65 on his or her date of retirement, (i) multiply this amount by the fraction described in Section 1.1 of the Pension Plan, then (ii) multiply this amount by the early retirement reduction factor shown below:
          Age     Factor

           55      15%
           56      30%
           57      45%
           58      60%
           59      75%
           60      90%
           61      92%
           62      94%
           63      96%
           64      98%
           65      100%

Done this the 16th day of July, 2010.
TORCHMARK CORPORATION

By: /s/ Carol A. McCoy
Its: Vice President, Associate Counsel and
Secretary
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